Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
FASB Codification
On July 1, 2009, the Financial Accounting Standards Board (“FASB”) issued the FASB Accounting Standards Codification (“ASC” or the “Codification”) that established the exclusive authoritative reference for accounting principles generally accepted in the United States of America (“GAAP”) for use in financial statements, except for SEC rules and interpretive releases, which are also authoritative GAAP for SEC registrants. The Codification superseded all existing non-SEC accounting and reporting standards but did not impact any of our existing accounting policies.
Principles of Consolidation
The consolidated financial statements include our accounts and the accounts of our majority-owned or controlled subsidiaries. The equity interests in these controlled subsidiaries not owned by us are reflected as noncontrolling interests in the consolidated financial statements. All significant intercompany balances and transactions have been eliminated in the consolidated financial statements. Investments in entities that we do not control, and variable interest entities (“VIEs”) in which we are not the primary beneficiary, are not consolidated and are reflected as investments in unconsolidated companies under the equity method of reporting.
Reclassifications
Certain amounts in the accompanying consolidated financial statements for 2009 and 2008 have been reclassified to conform to the 2010 consolidated financial statement presentation.
Real Estate Investments
Rental real property, including land, land improvements, buildings and tenant improvements, are included in real estate investments and are generally stated at cost. Construction in process and undeveloped land are included in real estate investments and are stated at cost. Real estate investments also include our equity interests in unconsolidated joint ventures that own and operate rental properties and hold land for development.

Depreciation
Buildings and land improvements are depreciated on the straight-line method over their estimated lives not to exceed 40 and 15 years, respectively, for properties that we develop, and not to exceed 30 and 10 years, respectively, for acquired properties. Tenant improvement costs are depreciated using the straight-line method over the term of the related lease.
Cost Capitalization
Direct and certain indirect costs clearly associated with the development, construction, leasing or expansion of real estate investments are capitalized as a cost of the property. In addition, all leasing commissions paid to third parties for new leases or lease renewals are capitalized. We capitalize a portion of our indirect costs associated with our construction, development and leasing efforts. In assessing the amount of direct and indirect costs to be capitalized, allocations are made based on estimates of the actual amount of time spent in each activity. We do not capitalize any costs attributable to downtime or to unsuccessful projects.
We capitalize direct and indirect project costs associated with the initial construction of a property up to the time the property is substantially complete and ready for its intended use. In addition, we capitalize costs, including real estate taxes, insurance, and utilities, that have been allocated to vacant space based on the square footage of the portion of the building not held available for immediate occupancy during the extended lease-up periods after construction of the building shell has been completed if costs are being incurred to ready the vacant space for its intended use. If costs and activities incurred to ready the vacant space cease, then cost capitalization is also discontinued until such activities are resumed. Once necessary work has been completed on a vacant space, project costs are no longer capitalized.
We cease capitalization of all project costs on extended lease-up periods when significant activities have ceased, which does not exceed the shorter of a one-year period after the completion of the building shell or when the property attains 90% occupancy.
Impairment
We evaluate our real estate assets, with the exception of those that are classified as held- for- sale, for impairment whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. If such an evaluation is considered necessary, we compare the carrying amount of that real estate asset, or asset group, with the expected undiscounted cash flows that are directly associated with, and that are expected to arise as a direct result of, the use and eventual disposition of that asset, or asset group. Our estimate of the expected future cash flows used in testing for impairment is based on, among other things, our estimates regarding future market conditions, rental rates, occupancy levels, costs of tenant improvements, leasing commissions and other tenant concessions, assumptions regarding the residual value of our properties at the end of our anticipated holding period and the length of our anticipated holding period and is, therefore, subjective by nature. These assumptions could differ materially from actual results. If our strategy changes or if market conditions otherwise dictate a reduction in the holding period and an earlier sale date, an impairment loss could be recognized and such loss could be material. To the extent the carrying amount of a real estate asset, or asset group, exceeds the associated estimate of undiscounted cash flows, an impairment loss is recorded to reduce the carrying value of the asset to its fair value.

The determination of the fair value of real estate assets is also highly subjective, especially in markets where there is a lack of recent comparable transactions. We primarily utilize the income approach to estimate the fair value of our income producing real estate assets. To the extent that the assumptions used in testing long-lived assets for impairment differ from those of a marketplace participant, the assumptions are modified in order to estimate the fair value of a real estate asset when an impairment charge is measured. In addition to determining future cash flows, which make the estimation of a real estate asset’s undiscounted cash flows highly subjective, the selection of the discount rate and exit capitalization rate used in applying the income approach is also highly subjective.
Real estate assets classified as held- for- sale are reported at the lower of their carrying value or their fair value, less estimated costs to sell. Once a property is designated as held-for-sale, no further depreciation expense is recorded.
Purchase Accounting
On January 1, 2009, we adopted the new accounting standard (FASB ASC 805) on purchase accounting, which required acquisition related costs to be expensed immediately as period costs. This new standard also requires that (i) 100% of the assets and liabilities of an acquired entity, as opposed to the amount proportional to the portion acquired, must be recorded at fair value upon an acquisition and (ii) a gain or loss must be recognized for the difference between the fair value and the carrying value of any existing ownership interests in acquired entities. Finally, this new standard requires that contingencies arising from a business combination be recorded at fair value if the acquisition date fair value can be determined during the measurement period.
We allocate the purchase price of acquired properties to net tangible and identified intangible assets based on their respective fair values, using all pertinent information available at the date of acquisition. The allocation to tangible assets (buildings, tenant improvements and land) is based upon management’s determination of the value of the property as if it were vacant using discounted cash flow models similar to those used by independent appraisers. Factors considered by management include an estimate of carrying costs during the expected lease-up periods considering current market conditions, and costs to execute similar leases. The purchase price of real estate assets is also allocated among three categories of intangible assets consisting of the above or below market component of in-place leases, the value of in-place leases and the value of customer relationships.
The value allocable to the above or below market component of an acquired in-place lease is determined based upon the present value (using a discount rate which reflects the risks associated with the acquired leases) of the difference between (i) the contractual amounts to be paid pursuant to the lease over its remaining term and (ii) management’s estimate of the amounts that would be paid using fair market rates over the remaining term of the lease. The amounts allocated to above market leases are included in deferred leasing and other costs in the balance sheet and below market leases are included in other liabilities in the balance sheet; both are amortized to rental income over the remaining terms of the respective leases.
The total amount of intangible assets is further allocated to in-place lease values and to customer relationship values based upon management’s assessment of their respective values. These intangible assets are included in deferred leasing and other costs in the balance sheet and are depreciated over the remaining term of the existing lease, or the anticipated life of the customer relationship, as applicable.

Joint Ventures
We have equity interests in unconsolidated joint ventures that own and operate rental properties and hold land for development. We consolidate those joint ventures that are considered to be variable interest entities (“VIEs”) where we are the primary beneficiary. We analyze our investments in joint ventures to determine if the joint venture is considered a VIE and would require consolidation. We (i) evaluate the sufficiency of the total equity investment at risk, (ii) review the voting rights and decision-making authority of the equity investment holders as a group, and whether there are any guaranteed returns, protection against losses, or capping of residual returns within the group and (iii) establish whether activities within the venture are on behalf of an investor with disproportionately few voting rights in making this VIE determination. We would consolidate a venture that is determined to be a VIE if we were the primary beneficiary.
On January 1, 2010, we adopted a new accounting standard that eliminated the primarily quantitative model previously in effect to determine the primary beneficiary of a VIE and replaced it with a qualitative model that focuses on which entities have the power to direct the activities of the VIE as well as the obligation or rights to absorb the VIE’s losses or receive its benefits. This new standard requires assessments at each reporting period of which party within the VIE is considered the primary beneficiary and also requires a number of new disclosures related to VIEs. The reconsideration of the initial determination of VIE status is still based on the occurrence of certain events. We were not the primary beneficiary of any VIEs at January 1, 2010 and the implementation of this new accounting standard did not have a material impact on our results of operation or financial condition.
During 2010, events took place within two of our unconsolidated joint ventures that required us to re-evaluate our previous conclusions that these two joint ventures were not VIEs. Upon reconsideration, we determined that the fair values of the equity investments at risk were not sufficient, when considering their overall capital requirements, and we therefore concluded that these two ventures now meet the applicable criteria to be considered VIEs.
These two joint ventures were formed with the sole purpose of developing, constructing, leasing, marketing and selling properties for a profit. The majority of the business activities of these joint ventures are financed with third-party debt, with joint and several guarantees provided by the joint venture partners. All significant decisions for both joint ventures, including those decisions that most significantly impact each venture’s economic performance, require unanimous joint venture partner approval as well as, in certain cases, lender approval. In both joint ventures, unanimous joint venture partner approval requirements include entering into new leases, setting annual operating budgets, selling an underlying property, and incurring additional indebtedness. Because no single variable interest holder exercises control over the decisions that most significantly affect each venture’s economic performance, we determined that the equity method of accounting is still appropriate for these joint ventures.

The following is a summary of the carrying value in our consolidated balance sheet, as well as our maximum loss exposure under guarantees, for entities we have determined to be VIEs as of December 31, 2010:

	Carrying Value	Maximum Loss Exposure
Investment in Unconsolidated Company	$ 31.7 million	$ 31.7 million
Guarantee Obligations (1)	$ (25.2) million	$ (63.7) million

(1)
We are party to joint and several guarantees of the third-party debt of both of these joint ventures and our maximum loss exposure is equal to the maximum monetary obligation pursuant to the guarantee agreements. In 2009, we recorded a liability for our probable future obligation under a guarantee to the lender of one of these ventures. Pursuant to an agreement with the lender, we may make member loans to this joint venture that will reduce our maximum guarantee obligation on a dollar- for- dollar basis. The carrying value of our recorded guarantee obligations is included in other liabilities in our Consolidated Balance Sheets.

To the extent that our joint ventures do not qualify as VIEs, we consolidate those joint ventures that we control through majority ownership interests or where we are the managing member and our partner does not have substantive participating rights. Control is further demonstrated by the ability of the general partner to manage day-to-day operations, refinance debt and sell the assets of the joint venture without the consent of the limited partner and inability of the limited partner to replace the general partner. We use the equity method of accounting for those joint ventures where we do not have control over operating and financial policies. Under the equity method of accounting, our investment in each joint venture is included on our balance sheet; however, the assets and liabilities of the joint ventures for which we use the equity method are not included on our balance sheet.
To the extent that we contribute assets to a joint venture, our investment in the joint venture is recorded at our cost basis in the assets that were contributed to the joint venture. To the extent that our cost basis is different than the basis reflected at the joint venture level, the basis difference is amortized over the life of the related asset and included in our share of equity in net income of the joint venture. We recognize gains on the contribution or sale of real estate to joint ventures, relating solely to the outside partner’s interest, to the extent the economic substance of the transaction is a sale.
Cash Equivalents
Investments with an original maturity of three months or less are classified as cash equivalents.
Valuation of Receivables
We reserve the entire receivable balance, including straight-line rent, of any tenant with an amount outstanding over 90 days. Additional reserves are recorded for more current amounts, as applicable, where we have determined collectability to be doubtful. Straight-line rent receivables for any tenant with long-term risk, regardless of the status of current rent receivables, are reviewed and reserved as necessary.
Deferred Costs
Costs incurred in connection with obtaining financing are amortized to interest expense over the term of the related loan. All direct and indirect costs, including estimated internal costs, associated with the leasing of real estate investments owned by us are capitalized and amortized over the term of the related lease. We include lease incentive costs, which are payments made on behalf of a tenant to sign a lease, in deferred leasing costs and amortize them on a straight-line basis over the respective lease terms as a reduction of rental revenues. We include as lease incentives amounts funded to construct tenant improvements owned by the tenant. Unamortized costs are charged to expense upon the early termination of the lease or upon early payment of the financing.

Convertible Debt Accounting
On January 1, 2009, we adopted a new accounting standard (FASB ASC 470) for convertible debt instruments that may be settled in cash upon conversion. This new standard required separate accounting for the debt and equity components of certain convertible instruments. Our 3.75% Exchangeable Senior Notes (“Exchangeable Notes”), issued in November 2006, have an exchange rate of 20.47 common shares per $1,000 principal amount of the notes, representing an exchange price of $48.85 per share of our common stock. The Exchangeable Notes were subject to the accounting changes required by this new standard, which required that the value assigned to the debt component equal the estimated fair value of debt with similar contractual cash flows, but without the conversion feature, resulting in the debt being recorded at a discount. The resulting debt discount will be amortized over the period from its issuance through November 2011, the first optional redemption date, as additional non-cash interest expense. We were required to apply this new accounting standard retrospectively to prior periods.
At December 31, 2010, the Exchangeable Notes had $167.6 million of principal outstanding, an unamortized discount of $2.1 million and a net carrying amount of $165.6 million. The carrying amount of the equity component was $34.7 million at December 31, 2010. Subsequent to the implementation of the new standard, interest expense is recognized on the Exchangeable Notes at an effective rate of 5.6%. The increase to interest expense (in thousands) on the Exchangeable Notes, which led to a corresponding decrease to net income, for the years ended December 31, 2010, 2009 and 2008 is summarized as follows:

	2010	2009	2008
Interest expense on Exchangeable Notes, excluding effect of accounting for convertible debt	$7,136	$14,850	$21,574
Effect of accounting for convertible debt	2,474	5,024	6,536
Total interest expense on Exchangeable Notes	$9,610	$19,874	$28,110
Noncontrolling Interests
On January 1, 2009, we adopted a new accounting standard (FASB ASC 810) on noncontrolling interests, which required noncontrolling interests (previously referred to as minority interests) to be reported as a component of total equity, resulting in retroactive changes to the presentation of the noncontrolling interests in the consolidated balance sheets and statements of operations. This new standard also modified the accounting for changes in the level of ownership in consolidated subsidiaries.
Noncontrolling interests relate to the minority ownership interests in DRLP and interests in consolidated property partnerships that are not wholly owned. Noncontrolling interests are subsequently adjusted for additional contributions, distributions to noncontrolling holders and the noncontrolling holders’ proportionate share of the net earnings or losses of each respective entity.
Prior to January 1, 2009, when a Unit was redeemed (Note 1), the difference between the aggregate book value and the purchase price of the Unit increased the recorded value of our net assets. For redemptions of Units subsequent to January 1, 2009, the change in ownership is treated as an equity transaction and there is no effect on our earnings or net assets.
Revenue Recognition
Rental and Related Revenue
The timing of revenue recognition under an operating lease is determined based upon ownership of the tenant improvements. If we are the owner of the tenant improvements, revenue recognition commences after the improvements are completed and the tenant takes possession or control of the space. In contrast, if we determine that the tenant allowances we are funding are lease incentives, then we commence revenue recognition when possession or control of the space is turned over to the tenant. Rental income from leases with free rental periods or scheduled rental increases during their terms is recognized on a straight-line basis.
We record lease termination fees when a tenant has executed a definitive termination agreement with us and the payment of the termination fee is not subject to any material conditions that must be met or waived before the fee is due to us.
General Contractor and Service Fee Revenue
Management fees are based on a percentage of rental receipts of properties managed and are recognized as the rental receipts are collected. Maintenance fees are based upon established hourly rates and are recognized as the services are performed. Construction management and development fees represent fee-based third-party contracts and are recognized as earned based on the terms of the contract, which approximates the percentage of completion method.
We recognize income on construction contracts where we serve as a general contractor on the percentage of completion method. Using this method, profits are recorded based on our estimates of the percentage of completion of individual contracts, commencing when the work performed under the contracts reaches a point where the final costs can be estimated with reasonable accuracy. The percentage of completion estimates are based on a comparison of the contract expenditures incurred to the estimated final costs. Changes in job performance, job conditions and estimated profitability may result in revisions to costs and income and are recognized in the period in which the revisions are determined.
Receivables on construction contracts were in an over-billed position of $160,000 and $470,000 at December 31, 2010 and 2009.
Property Sales
Gains on sales of all properties are recognized in accordance with FASB ASC 360-20. The specific timing of the sale of a building is measured against various criteria in FASB ASC 360-20 related to the terms of the transactions and any continuing involvement in the form of management or financial assistance from the seller associated with the properties. We make judgments based on the specific terms of each transaction as to the amount of the total profit from the transaction that we recognize considering factors such as continuing ownership interest we may have with the buyer (“partial sales”) and our level of future involvement with the property or the buyer that acquires the assets. If the full accrual sales criteria are not met, we defer gain recognition and account for the continued operations of the property by applying the finance, installment or cost recovery methods, as appropriate, until the full accrual sales criteria are met. Estimated future costs to be incurred after completion of each sale are included in the determination of the gain on sales.
To the extent that a property has had operations prior to sale, and that we do not have continuing involvement with the property, gains from sales of depreciated property are included in discontinued operations and the proceeds from the sale of these held-for-rental properties are classified in the investing activities section of the Consolidated Statements of Cash Flows.
Gains or losses from our sale of properties that were developed or repositioned with the intent to sell and not for long-term rental (“Build-for-Sale” properties) are classified as gain on sale of properties in the Consolidated Statements of Operations. Other rental properties that do not meet the criteria for presentation as discontinued operations are also classified as gain on sale of properties in the Consolidated Statements of Operations.
Net Income (Loss) Per Common Share
Basic net income (loss) per common share is computed by dividing net income (loss) attributable to common shareholders, less dividends on share-based awards expected to vest, by the weighted average number of common shares outstanding for the period. Diluted net income (loss) per common share is computed by dividing the sum of basic net income (loss) attributable to common shareholders and the noncontrolling interest in earnings allocable to Units not owned by us (to the extent the Units are dilutive), by the sum of the weighted average number of common shares outstanding and, to the extent they are dilutive, partnership Units outstanding, as well as any potential dilutive securities for the period.
During the first quarter of 2009, we adopted a new accounting standard (FASB ASC 260-10) on participating securities, which we have applied retrospectively to prior period calculations of basic and diluted earnings per common share. Pursuant to this new standard, certain of our share-based awards are considered participating securities because they earn dividend equivalents that are not forfeited even if the underlying award does not vest.
The following table reconciles the components of basic and diluted net income (loss) per common share (in thousands):

	2010	2009	2008
Net income (loss) attributable to common shareholders	$(14,108)	$(333,601)	$50,408
Less: Dividends on share-based awards expected to vest	(2,513)	(1,759)	(1,631)
Basic net income (loss) attributable to common shareholders	(16,621)	(335,360)	48,777
Noncontrolling interest in earnings of common unitholders	—	—	2,640
Diluted net income (loss) attributable to common shareholders	$(16,621)	$(335,360)	$51,417

Weighted average number of common shares outstanding	238,920	201,206	146,915
Weighted average partnership Units outstanding	—	—	7,619
Other potential dilutive shares	—	—	19
Weighted average number of common shares and potential dilutive securities	238,920	201,206	154,553

The partnership Units are anti-dilutive for the years ended December 31, 2010 and 2009, as a result of the net loss for these periods. In addition, substantially all potential shares related to our stock-based compensation plans as well as our 3.75% Exchangeable Senior Notes (“Exchangeable Notes”) are anti-dilutive for all years presented. The following table summarizes the data that is excluded from the computation of net income (loss) per common share as a result of being anti-dilutive (in thousands):

	2010	2009	2008
Noncontrolling interest in earnings of common unitholders	$351	$11,099	$—
Weighted average partnership Units outstanding	5,950	6,687	—
Other potential dilutive shares:
Anti-dilutive potential shares under stock-based compensation plans	4,713	7,872	8,219
Anti-dilutive potential shares under the Exchangeable Notes	3,890	8,089	11,771
Federal Income Taxes
We have elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. To qualify as a REIT, we must meet a number of organizational and operational requirements, including a requirement to distribute at least 90% of our adjusted taxable income to our stockholders. Management intends to continue to adhere to these requirements and to maintain our REIT status. As a REIT, we are entitled to a tax deduction for some or all of the dividends we pay to shareholders. Accordingly, we generally will not be subject to federal income taxes as long as we currently distribute to shareholders an amount equal to or in excess of our taxable income. We are also generally subject to federal income taxes on any taxable income that is not currently distributed to our shareholders. If we fail to qualify as a REIT in any taxable year, we will be subject to federal income taxes and may not be able to qualify as a REIT for four subsequent taxable years.
REIT qualification reduces, but does not eliminate, the amount of state and local taxes we pay. In addition, our financial statements include the operations of taxable corporate subsidiaries that are not entitled to a dividends paid deduction and are subject to corporate federal, state and local income taxes. As a REIT, we may also be subject to certain federal excise taxes if we engage in certain types of transactions.
The following table reconciles our net income (loss) to taxable income (loss) before the dividends paid deduction for the years ended December 31, 2010, 2009 and 2008 (in thousands):

	2010	2009	2008
Net income (loss)	$65,262	$(271,490)	$110,408
Book/tax differences	78,178	441,784	127,607
Taxable income before adjustments	143,440	170,294	238,015
Less: capital gains	(62,477)	(10,828)	(80,069)
Adjusted taxable income subject to 90% distribution requirement	$80,963	$159,466	$157,946
Our dividends paid deduction is summarized below (in thousands):

	2010	2009	2008
Cash dividends paid	$231,446	$224,784	$355,782
Cash dividends declared and paid in current year that apply to previous year	—	—	(52,471)
Less: Capital gain distributions	(62,477)	(10,828)	(80,069)
Less: Return of capital	(82,283)	(49,321)	(59,709)
Total dividends paid deduction attributable to adjusted taxable income	$86,686	$164,635	$163,533

A summary of the tax characterization of the dividends paid for the years ended December 31, 2010, 2009 and 2008 follows:

	2010	2009	2008
Common Shares
Ordinary income	24.9%	69.0%	39.3%
Return of capital	56.3%	26.4%	27.3%
Capital gains	18.8%	4.6%	33.4%
	100.0%	100.0%	100.0%
Preferred Shares
Ordinary income	57.0%	93.7%	70.2%
Capital gains	43.0%	6.3%	29.8%
	100.0%	100.0%	100.0%
Refinements to our operating strategy in 2009 caused us to reduce our projections of taxable income in our taxable REIT subsidiary. As the result of these changes in our projections, we determined that it was more likely than not that the taxable REIT subsidiary would not generate sufficient taxable income to realize any of its deferred tax assets. Accordingly, a full valuation allowance was established for our deferred tax assets in 2009, which we have continued to maintain through December 31, 2010. Income taxes are not material to our operating results or financial position.
We received income tax refunds, net of federal and state income tax payments, of $19.7 million in 2010. We paid federal and state income taxes of $800,000 and $3.5 million in 2009 and 2008, respectively. The taxable REIT subsidiaries have no significant net deferred income tax or unrecognized tax benefit items.
Derivative Financial Instruments
We periodically enter into certain interest rate protection agreements to effectively convert or cap floating rate debt to a fixed rate, and to hedge anticipated future financing transactions, both of which qualify for cash flow hedge accounting treatment. Net amounts paid or received under these agreements are recognized as an adjustment to the interest expense of the corresponding debt. We do not utilize derivative financial instruments for trading or speculative purposes.
If a derivative qualifies as a cash flow hedge, the change in fair value of the derivative is recognized in other comprehensive income to the extent the hedge is effective, while the ineffective portion of the derivative’s change in fair value is recognized in earnings. Gains and losses on our interest rate protection agreements are subsequently included in earnings as an adjustment to interest expense in the same periods in which the related interest payments being hedged are recognized in earnings.
We estimate the fair value of derivative instruments using standard market conventions and techniques such as discounted cash flow analysis, option pricing models and termination cost at each balance sheet date. For all hedging relationships, we formally document the hedging relationship and its risk-management objective and strategy for undertaking the hedge, the hedging instrument, the hedged item, the nature of the risk being hedged, how the hedging instrument’s effectiveness in offsetting the hedged risk will be assessed prospectively and retrospectively, and a description of the method of measuring ineffectiveness.
Fair Value Measurements
On January 1, 2009, we adopted a new accounting standard (FASB ASC 820) that establishes a framework for measuring fair value of non-financial assets and liabilities that are not required or permitted to be measured at fair value on a recurring basis but only in certain circumstances, such as a business combination.

Assets and liabilities recorded at fair value on the consolidated balance sheets are categorized based on the inputs to the valuation techniques as follows:
Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities to which we have access.
Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability (other than quoted prices), such as interest rates and yield curves that are observable at commonly quoted intervals.
Level 3 inputs are unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity.
In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.
Use of Estimates
The preparation of the financial statements requires management to make a number of estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. The most significant estimates, as discussed within our Summary of Significant Accounting Policies, pertain to the critical assumptions utilized in testing real estate assets for impairment as well as in estimating the fair value of real estate assets when an impairment event has taken place. Actual results could differ from those estimates.